UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021 (September 28, 2021)

HOWMET AEROSPACE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3610	25-0317820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 200
Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations (412)-553-1950

Office of the Secretary (412) 553-1940

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HWM	New York Stock Exchange
$3.75 Cumulative Preferred Stock, par value $100 per share	HWM PR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 28, 2021, Howmet Aerospace Inc. (the “Company”) amended and restated its Five-Year Revolving Credit Agreement (the “Amendment and Restatement”), dated as of July 25, 2014 (as amended and extended by the letter agreement, dated as of June 5, 2015, and as further amended pursuant to Amendment No. 1, dated as of September 16, 2016, Amendment No. 2, dated as of June 29, 2018, Amendment No. 3, dated as of March 4, 2020, Amendment No. 4, dated as of June 26, 2020 and Amendment No. 5, dated as of March 29, 2021, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended by the Amendment and Restatement, the “Credit Agreement”), by and among the Company, a syndicate of lenders and issuers named therein, Citibank, N.A., as administrative agent for the lenders and issuers, and JPMorgan Chase Bank, N.A., as syndication agent.

Among other changes, the Amendment and Restatement extends the maturity date to September 28, 2026; increases the dollar baskets for Restricted Payments (as defined in the Credit Agreement) during the Covenant Relief Period (as defined in the Credit Agreement) to $450 million (from $250 million) during the fiscal year ending December 31, 2021 and to $500 million (from $400 million) during the fiscal year ending December 31, 2022 plus any amount that remains unused as of December 31, 2021; reduces certain fees payable in connection with the credit facility; and adds an additional credit rating agency to the Index Debt Ratings (as defined in the Credit Agreement) pursuant to which the interest rate is determined. In addition, it makes certain changes to the Existing Credit Agreement in connection with the cessation of LIBOR.

The foregoing description of the Amendment and Restatement is not intended to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is incorporated herein by reference to Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation or an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following are filed as an exhibit to this report:

Exhibit No.	Description

10.1	Amended and Restated Five-Year Revolving Credit Agreement, dated as of September 28, 2021, among Howmet Aerospace Inc., the lenders and issuers named therein, Citibank, N.A., as administrative agent, and JPMorgan Chase Bank, N.A., as syndication agent.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWMET AEROSPACE INC.

Dated: September 28, 2021	By:	/s/ Ramon Ceron
	Name:	Ramon Ceron
	Title:	Vice President and Treasurer